Fund Investment Performance AS OF 3/31/2013

FRANKLIN SQUARE
CAPITAL PARTNERS

Franklin Square Capital Partners (Franklin Square) is a leading provider of alternative investment funds designed to enhance individual investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors.

The chart below provides summary information with respect to Franklin Square's business development company (BDC) funds and their performance. FS Investment Corporation II (FSIC II) and FS Energy and Power Fund (FSEP) are currently available to new investors. FS Investment Corporation (FSIC) is closed to new investors. Please work with your financial advisor to determine if investing in a Franklin Square Fund is appropriate for you based on your investment objectives and strategies.

	FS Investment Corporation (CLOSED)		FS Investment Corporation II		FS Energy and Power Fund	
INCEPTION	January 2, 2009		June 18, 2012		July 18, 2011	
INVESTMENT TYPE	BDC		BDC		BDC	
INVESTMENT OBJECTIVE	Income		Income		Income and growth	
FUND FOCUS	Senior secured loans of private U.S. companies		Senior secured loans of private U.S. companies		Senior secured loans, debt and equity of private companies in the energy and power industry	
ASSETS UNDER MANAGEMENT	$4,528 MM		$1,284 MM		$1,056 MM	
AVERAGE ANNUAL TOTAL RETURNS*	Since inception	17.3%	Since inception	10.6%**	Since inception	11.1%
	YTD	3.0%	YTD	3.5%	YTD	3.2%
	1 year	13.9%	1 year	N/A	1 year	12.9%
	3 year	12.1%	3 year	N/A	3 year	N/A
	5 year	N/A	5 year	N/A	5 year	N/A
CUMULATIVE TOTAL RETURN	Since inception	97.0%	Since inception	10.6%	Since inception	20.2%

*Includes management and incentive fees, but excludes all sales commissions and dealer manager fees.
**Return not annualized and is for period from 6/18/2012 to 3/31/2013.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RETURNS.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. Copies of the prospectuses of FSIC II and FSEP are available free of charge by contacting Franklin Square Capital Partners at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting its website at www.franklinsquare.com. **This sales and advertising literature must be read in conjunction with the applicable prospectus and the fund's other filings with the Securities and Exchange Commission (SEC) in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the SEC and the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any state securities regulator has approved or disapproved of these securities or determined if the prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Sales commissions and dealer manager fees are significant and can total up to 10% of the public offering price. Had these sales commissions and dealer manager fees been included, the performance shown on the previous page would be lower.

Franklin Square Capital Partners calculates both NAV-based returns and shareholder returns for each fund. The shareholder returns quoted in this performance sheet are different from the NAV-based returns and may be higher or lower. NAV-based returns are calculated using NAV performance and reinvested distributions, and represent the total return on the applicable Fund's investment portfolio rather than an actual return to shareholders. The shareholder returns are based on the Fund's offering price, less dealer/manger fees and commissions and assume the reinvestment of distributions. NAV-based returns are disclosed in the public filings of the applicable fund.

FSIC — FSIC "Average Annual Total Return" is the compounded annual percentage return an investor received for the stated period taking into account all cash and stock distributions during such period. The calculation assumes that the investor purchased shares at FSIC's net public offering price as of the beginning of the applicable period and reinvested all distributions pursuant to FSIC's distribution reinvestment plan ("DRP"). DRP investments made at 90% of current offering price. Pursuant to the share repurchase program, the share repurchase price is equal to the DRP price on the distribution date coinciding with the applicable share repurchase date and will be (i) not less than the net asset value per share of FSIC's common stock (as determined in good faith by FSIC's board of directors or a committee thereof) immediately prior to the repurchase date and (ii) not more than 2.5% greater than the net asset value per share as of such date.

FSIC II — FSIC II "Average Annual Total Return" is the compounded percentage return an investor received for the stated period taking into account all cash distributions during such period. The calculation assumes that the investor purchased shares at FSIC II's net public offering price as of the beginning of such period and reinvested all distributions pursuant to FSIC II's DRP. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of FSIC II's common stock as of May 1, 2013, which reflects the method utilized by FSIC II in calculating the repurchase price to be paid to holders of its common stock pursuant to its share repurchase program.

FSEP — FSEP "Average Annual Total Return" is the compounded annual percentage return an investor received for the stated period taking into account all cash and share distributions during such period. The calculation assumes that the investor purchased common shares at FSEP's net public offering price as of the beginning of such period and reinvested all distributions pursuant to FSEP's DRP. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of FSEP's common shares as of May 1, 2013, which reflects the method utilized by FSEP in calculating the repurchase price to be paid to holders of its common shares pursuant to its share repurchase program.

FS2 Capital Partners, LLC "FS2 Capital", the dealer manager for the public offering of FSIC II's and FSEP's shares, is an affiliate of the respective fund's investment adviser and has served as the dealer manager for the public offering of shares by FSIC. These relationships may create conflicts in connection with FS2 Capital's due diligence obligations under the federal securities laws. FS2 Capital is entitled to compensation in connection with FSIC II's and FSEP's offerings, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in such offering. FS2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the applicable offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

RISK FACTORS

An investment in the shares of FSIC, FSIC II or FSEP (the "Funds") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in such shares involves; however, investors should carefully consider all of the information found in the section of the applicable prospectus entitled "Risk Factors" and in the Fund's filing with the Security and Exchange Commission before deciding to invest in such shares.

- Because there is no public trading market for shares of the Funds and the Funds are not obligated to effectuate a liquidity event by a specified date, it is unlikely that investors will be able to sell their shares. If an investor is able to sell their shares, such investor will likely receive less than the purchase price they paid for such shares.
- The Funds have implemented share repurchase programs, but only a limited number of shares are eligible for repurchase by the Funds. In addition, any such repurchases will be at a discount to the offering price in effect on the date of repurchase. The Funds may suspend or terminate their share repurchase program at any time.
- Investors should consider that they may not have access to the money they invest for an indefinite period of time.
- There is a risk that investors in shares of the Funds may not receive distributions or that the Funds' distributions will not grow over time. The Funds may pay distributions from offering proceeds, borrowings or the sale of assets to the extent the Funds' cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. The Funds have not established limits on the amount of funds that they may use from net offering proceeds or borrowings to make distributions. The Funds' distribution proceeds may exceed the Funds' earnings, and, therefore, portions of the distributions that they make may represent a return of capital for tax purposes.
- FSIC II's and FSEP's previous distributions to investors were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to the Funds' affiliate, Franklin Square Holdings, L.P. ("Franklin Square Holdings"). Significant portions of these distributions were not based on the applicable Funds' investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of FSIC II's and FSEP's expenses, including through the waiver of certain of the Funds' advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which investors would otherwise be entitled.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on the Funds' operating results.
- An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
- A lack of liquidity in certain of the Funds' investments may adversely affect the Funds' businesses.
- The Funds are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on the Funds' investments.
- The Funds have borrowed funds to make investments, which increases the volatility of investments by magnifying the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Funds' securities.

FS² CAPITAL PARTNERS
MEMBER FINRA/SIPC

2929 Arch Street, Suite 675 Philadelphia, PA 19104
877 372 9880
www.fs2cap.com